UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

ASSOCIATED MATERIALS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road, Cuyahoga Falls, Ohio	44223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 26, 2012, Associated Materials, LLC (the “Company”), AMH Intermediate Holdings Corp. (f/k/a Carey Intermediate Holdings Corp.), the direct parent of the Company, certain direct or indirect wholly-owned U.S. and Canadian restricted subsidiaries of the Company who are designated as borrowers or guarantors under the Credit Agreement (as defined below), certain of the lenders party to the Credit Agreement, UBS AG, Stamford Branch and UBS AG Canada Branch, as administrative and collateral agents, and Wells Fargo Capital Finance, LLC, as co-collateral agent, entered into Amendment No. 1 (the “Amendment”) to the Company’s revolving credit agreement, dated as of October 13, 2010 (the “Existing Credit Agreement” and as amended pursuant to the Amendment, the “Credit Agreement”) among the Company, the U.S Borrowers and the Canadian Borrowers (each as defined in the Credit Agreement), the lenders from time to time parties thereto, the administrative agents, collateral agents and the other parties thereto. The Amendment, among other things, reallocates (i) $8,500,000 of the $150,000,000 US revolving credit commitments in existence prior to the Amendment (“Pre-Amended US Facility”) as US tranche B revolving credit commitments and the remaining $141,500,000 of the Pre-Amended US Facility as US tranche A revolving credit commitments and (ii) $3,500,000 of the $75,000,000 Canadian revolving credit commitments in existence prior to the Amendment (“Pre-Amended Canadian Facility”) as Canadian tranche B revolving credit commitments and the remaining $71,500,000 of the Pre-Amended Canadian Facility as Canadian tranche A revolving credit commitments. The US and Canadian tranche B revolving facilities are “first-in, last-out,” which requires the entire principal amount available for borrowing under the US and Canadian tranche B revolving facilities to be drawn in full before any loans may be drawn under the US or Canadian tranche A revolving facilities, and are subject to separate borrowing base restrictions for such facilities. The outstanding swingline loans and outstanding letters of credit under the Existing Credit Agreement have been continued under the US and Canadian tranche A revolving facilities, as applicable, under the Credit Agreement. The US and Canadian tranche B revolving facilities are available for borrowing only from January 1 to September 30 of each year and must be repaid in full by October 1 of each year.

In connection with the Amendment, the interest rate margins, which are determined by reference to the level of borrowing availability under the US and Canadian tranche A revolving facilities, were increased by 200 basis points for each loan under either the US or Canadian tranche B revolving facilities.

In addition, the Company also amended its US and Canadian security agreements, dated as of October 13, 2010, to reflect the reallocation of the obligations in respect of the US and Canadian tranche A revolving facilities and US and Canadian tranche B revolving facilities and the “last-out” status of the US and Canadian tranche B revolving facilities.

Item 8.01	Other Events

The Company entered into the Amendment as part of a broader effort to optimize capital utilization in the business. The Amendment provides for up to $12.0 million of additional advances on inventories and receivables from January 1 through September 30 of each year, providing more consistent revolver availability during the working capital build-up associated with heavier sales during this period. The Company believes that it has adequate liquidity to meet its currently anticipated business needs without giving effect to this additional liquidity. The Company had borrowing availability under the Credit Agreement of $54.3 million as of March 31, 2012 (after giving pro forma effect to the Amendment, the borrowing availability would have increased to $61.7 million). The Amendment does not impact the covenants under the Existing Credit Agreement, and the Company remains in compliance with all of its debt covenants.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Amendment No. 1 to Revolving Credit Agreement and US Security Agreement, dated April 26, 2012, among Associated Materials, LLC, AMH Intermediate Holdings Corp. (f/k/a Carey Intermediate Holdings Corp.), Gentek Holdings, LLC, Gentek Building Products, Inc., AMH New Finance, Inc. (f/k/a Carey New Finance, Inc.), Associated Materials Canada Limited, Gentek Canada Holdings Limited, Gentek Building Products Limited Partnership and several Lenders and Agents thereto

99.2	Omnibus Amendment to Canadian Loan Documents, dated April 26, 2012, among Associated Materials Canada Limited, Gentek Canada Holdings Limited, Gentek Building Products Limited Partnership and the Canadian Collateral Agent

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about future results of operations and financial performance. These statements identify prospective information and generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it does not assure that these expectations will prove to be correct. Such statements reflect the current views of the Company’s management with respect to the Company’s operations, results of operations and future financial performance. Current expectations, forecasts and assumptions involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties and other factors may be beyond the Company’s control. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on March 30, 2012, which statements are incorporated by reference into this Current Report. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements included in this Current Report. These forward-looking statements speak only as of the date of this Current Report. The Company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless the securities laws require it to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 2, 2012	ASSOCIATED MATERIALS, LLC

	By:	/s/ Paul Morrisroe
Paul Morrisroe
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment No. 1 to Revolving Credit Agreement and US Security Agreement, dated April 26, 2012, among Associated Materials, LLC, AMH Intermediate Holdings Corp. (f/k/a Carey Intermediate Holdings Corp.), Gentek Holdings, LLC, Gentek Building Products, Inc., AMH New Finance, Inc. (f/k/a Carey New Finance, Inc.), Associated Materials Canada Limited, Gentek Canada Holdings Limited, Gentek Building Products Limited Partnership and several Lenders and Agents thereto

99.2	Omnibus Amendment to Canadian Loan Documents, dated April 26, 2012, among Associated Materials Canada Limited, Gentek Canada Holdings Limited, Gentek Building Products Limited Partnership and the Canadian Collateral Agent